Exhibit 10.81


                          ESCROW AND SECURITY AGREEMENT
                          -----------------------------

     This ESCROW AND SECURITY AGREEMENT (the "Agreement") is made and entered into as of June 11, 1999 by The WellCare Management Group, Inc., a New York corporation having an address at Park West/Huxley Avenue Extension, Kingston, New York 12402 ("WCMG"), WellCare of New York, Inc., a New York corporation having an address at Park West/Huxley Avenue Extension, Kingston, New York 12402 ("WCNY," which, together with WCMG, are known collectively herein as "WellCare"), Garfunkel, Wild & Travis, P.C., a New York professional corporation with an address at 111 Great Neck Road, Great Neck, New York 11021 ("GWT"), counsel to Healthcare Association of New York State ("HANYS") and Northern Metropolitan Hospital Association ("NORMET"), on behalf of the member hospitals of HANYS and NORMET listed on Schedule "A" annexed hereto (collectively, the "Hospitals"), The Medical Society of the State of New York, having an address at 420 Lakeville Road, Lake Success, New York 11040 ("MSSNY"), on behalf of the providers listed on Schedule "B" annexed hereto (collectively, the "Providers"), and United States Trust Company of New York, a bank and trust company organized under the New York banking law, having an office at 114 West 47th Street, New York, New York 10036, as escrow agent (the "Escrow Agent") for the Hospitals and the Providers (collectively, the "Secured Parties").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Secured Parties have each executed certain Settlement Agreements, dated on or about May 1999, with WellCare, Kiran C. Patel ("Dr. Patel") and MSSNY, or with WellCare, Dr. Patel, HANYS and NORMET, substantially in the form annexed hereto as Schedules "C-1" and "C-2," respectively (collectively, the "Settlement Agreements");

     WHEREAS, pursuant to the Settlement Agreements, WellCare has agreed to deposit, or has agreed to direct the deposit of, as of the "Effective Date" (as defined in the Settlement Agreements), a minimum of Ten Million and 00/100 Dollars ($10,000,000) (which, with any additional amounts added thereto pursuant to the Settlement Agreements, the "Funds") in a "Provider Pool" (as defined in the Settlement Agreements) for the benefit of the Secured Parties;

     WHEREAS, the parties hereto have agreed that the Funds shall be held by the Escrow Agent for the benefit of the Secured Parties pursuant to the terms of this Agreement;

     WHEREAS, WellCare has opened an interest bearing collateral account (the "Collateral Account") with United States Trust Company of New York at its office at 114 West 47th Street, New York, New York 10036, Account No. 09046500 in the name of "WellCare Provider Pool Collateral Account" but under the sole dominion and control of the Escrow Agent and subject to the terms of this Agreement;

     WHEREAS, to secure the obligations of WellCare under the Settlement Agreements WellCare has agreed: (a) to pledge to the Escrow Agent for its benefit and the ratable benefit of the Secured Parties, a security interest in the Collateral (as defined herein), and (b) to execute and deliver this Agreement in order to secure the payment and performance by WellCare of all of its obligations under the Settlement Agreements; and

     WHEREAS, unless otherwise defined herein or in the Settlement Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code ("UCC"), as in effect in the State of New York, are used herein as therein defined.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, and in order to induce the Secured Parties to enter into the Settlement Agreements, WellCare hereby agrees with the Escrow Agent, for the benefit of the Escrow Agent and for the ratable benefit of the Secured Parties, as follows:

SECTION 1. Certain Definitions; Appointment of the Escrow Agent; Pledge and Grant of Security Interest; Deposit of Funds; Incorporation

1.1  Certain Definitions.

     "Cash Equivalents" means, to the extent owned free and clear of all liens other than liens created hereunder, Government Securities.

     "Government Book Entry Security" means Government Securities maintained in book-entry form through the United States Federal Reserve Banks pursuant to (A) the United States Treasury Department regulations codified at 31 C.F.R. Part 357, as modified by the amendments promulgated at 61 Fed. Reg. 43, 626-43, 638 (Aug. 23, 1996), or (B) substantially identical regulations promulgated by any other agency or instrumentality of the United States whose securities qualify as "Government Securities" hereunder.

     "Government Securities" means direct obligations of, obligations fully guaranteed by, or participations in pools consisting of obligations of or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the option of the issuer thereof.

1.2 Appointment of the Escrow Agent. As of the Effective Date, WellCare, GWT, as counsel to HANYS and NORMET, on behalf of the Hospitals, and MSSNY, on behalf of the Providers, hereby appoint United States Trust Company of New York as Escrow Agent in accordance with the terms and conditions set forth herein and the Escrow Agent hereby accepts such appointment.

1.3 Pledge and Grant of Security Interest. WellCare hereby pledges, assigns and sets over to the Escrow Agent for its benefit and for the ratable benefit of the Secured Parties, and hereby grants to the Escrow Agent for its benefit and for the ratable benefit of the Secured Parties, as security for the prompt payment and due performance of all of WellCare's obligations under the Settlement Agreements and this Agreement, a continuing first priority security interest and lien in and to all of WellCare's rights, title and interests in, to and under the following (hereinafter collectively referred to as the "Collateral"), whether characterized as investment property, general intangibles or otherwise:
(a) the Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Account, and all Collateral Investments (as hereinafter defined) and all certificates and instruments, if any, representing or evidencing the Collateral Investments, and any and all security entitlement to the Collateral Investments, and any and all related securities accounts in which security entitlement to the Collateral Investments are carried, (b) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral, and (c) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (c) of this Section 1.3) and, to the extent not otherwise included, all cash in the Collateral Account, subject to withdrawal from the Collateral Account as set forth in the Settlement Agreements.

1.4  Deposit of Funds.

          (a) From and after the Effective Date, WellCare shall or shall cause all amounts to be deposited in the Collateral Account as required pursuant to the Settlement Agreements. WellCare agrees that it shall cause all proceeds to be paid pursuant to the Patel Transaction and the GHI Transaction (as each term is defined in the Settlement Agreements), which shall be used to fund the Provider Pool, to be deposited by each of Dr. Patel and Group Health Incorporated directly into the Collateral Account and no such proceeds shall be at any time held by or possessed by WellCare, provided, however, that WellCare shall be entitled to withdraw such monies from the Collateral Account in accordance with the instructions set forth in Schedule "E" annexed hereto and the terms of the Settlement Agreements.

          (b) The parties hereto further recognize that any funds required to be provided into the Provider Pool by Dr. Patel pursuant to Section 5(c) of each Settlement Agreement shall be deposited in the Collateral Account and shall be treated in accordance with the terms hereof as funds otherwise deposited or caused to be deposited by WellCare.

1.5  Settlement Agreements

     The terms of the Settlement Agreements are hereby incorporated herein by reference, as if fully set forth herein. Any terms used but not defined in this Agreement shall have the meaning set forth in the Settlement Agreements.

SECTION 2. Security for Obligation. This Agreement and the grant of a security interest in the Collateral hereunder secures the prompt payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the obligations of WellCare under the Settlement Agreements and this Agreement.

SECTION 3. Delivery of Collateral.

          (a) All certificates and instruments representing or evidencing the Collateral, including, without limitation, amounts invested as provided in
Section 5 hereof, shall be delivered to (as set forth in Section 6 hereof) and held by or on behalf of the Escrow Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance sufficient to establish and maintain in favor of the Escrow Agent a valid security interest in such Collateral, and shall be credited to the Collateral Account. In addition, the Escrow Agent shall have the right, at any time, to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations.

          (b) As of the Effective Date, the Escrow Agent and WellCare shall execute a Notification and Control Agreement (the "Control Agreement"), substantially in form and substance as Schedule "D" annexed hereto, confirming the Escrow Agent's establishment and separate maintenance of the Collateral Account, all in accordance with this Agreement.

SECTION 4. Maintaining the Collateral Account.

          (a) Prior to the Termination Date (as defined in Section 15.9(b) hereof), the Escrow Agent will maintain separately the Collateral Account with United States Trust Company of New York, which account shall at all times be under the sole dominion and control of the Escrow Agent and subject to the terms and conditions of this Agreement and the Settlement Agreements.

          (b) It shall be a term and condition of the Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Collateral Account, that no amount (including interest on Collateral Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, WellCare or any other person or entity from the Collateral Account other than a Secured Party in accordance with the terms of this Agreement and the Settlement Agreements, except as provided in accordance with the instructions set forth in Schedule "E" annexed hereto and the Settlement Agreements.

          (c) The Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

SECTION 5. Investing of Amounts in the Collateral Account. The Escrow Agent shall, subject to the provisions of Section 7 hereof, from time to time: (a) invest amounts on deposit in the Collateral Account in such Cash Equivalents, each in the name of or for the account of the Escrow Agent, as the Escrow Agent may determine in its reasonable business judgment, and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents, each in the name of or for the account of the Escrow Agent, as the Escrow Agent may determine in its reasonable business judgment (the Cash Equivalents referred to in clauses (a) and (b) above being collectively referred to herein as the "Collateral Investments"). Interest and proceeds that are not invested or reinvested in Collateral Investments as provided above shall be deposited and held in the Collateral Account. The Escrow Agent shall, if it has exercised its reasonable business judgment, in no event be liable for any loss in the investment or reinvestment of amounts held in the Collateral Account.

SECTION 6. Delivery of Collateral Investments.

          (a) The Escrow Agent shall become the holder of the Collateral Investments (and any applicable security entitlement thereto) through the following delivery procedures: (i) in the case of Collateral Investments which are certificated securities in registered form, delivery of the applicable certificate(s), specially endorsed to the Escrow Agent or registered in the name of the Escrow Agent or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Escrow Agent, to the possession of (A) the Escrow Agent, (B) a securities intermediary or financial intermediary acting on behalf of the Escrow Agent, or (C) another person, other than a securities intermediary or financial intermediary, which person acknowledges that it holds such securities for the Escrow Agent; (ii) in the case of Collateral Investments which are uncertificated securities, registration of one of the following as owner of such uncertificated securities: the Escrow Agent or a person designated by the Escrow Agent, or person other than a securities intermediary or financial intermediary, that becomes the registered owner of such uncertificated securities and acknowledges that it holds the same for the Escrow Agent; and (iii) in the case of Collateral Investments in the form of Government Book-Entry Securities, the making by a financial intermediary or securities intermediary (other than a clearing corporation) to whose account such Government Book-Entry Securities have been credited on the books of a Federal Reserve Bank (or on the books of another such financial intermediary or securities intermediary (other than a clearing corporation)) of book entries indicating that such Government Book-Entry Securities have been credited to an account of the Escrow Agent, and the sending by such financial intermediary or securities intermediary to the Escrow Agent of confirmation of such transfer to the Escrow Agent's account.

          (b) Upon delivery of any Collateral Investments to the Escrow Agent (or the Escrow Agent's acquisition of a security entitlement thereto), the Escrow Agent shall make appropriate book entries indicating that such Collateral Investment and/or such security entitlement has been credited to and is held in the Collateral Account. Subject to the terms and conditions of this Agreement, all Collateral Investments held by the Escrow Agent pursuant to this Agreement shall be held in the Collateral Account under the exclusive dominion and control of the Escrow Agent and for the benefit of the Escrow Agent and the ratable benefit of the Secured Parties and segregated from all other funds or other property otherwise held by the Escrow Agent.

SECTION 7. Disbursements.

          (a) The Escrow Agent shall hold the assets in the Collateral Account and release the same, or a portion thereof, only in accordance with the irrevocable instructions annexed hereto as Schedule "E", and in accordance with the terms of the Settlement Agreements.

          (b) The Escrow Agent and the parties hereto recognize and agree that all deposits into and disbursements from the Collateral Account shall be subject to audit or review by the New York State Insurance Department ("SID") and any other regulatory agency or their respective agents or representatives having jurisdiction over WellCare. Without limiting the foregoing, the Escrow Agent and each party hereto further recognize and agree that SID, HANYS and/or NORMET or their respective agents or representatives shall have the right to audit or review the Collateral Account and any disbursements or deposits thereto or therefrom and shall have the right to distribute the results of each audit or review to all remaining parties hereunder, including, without limitation, MSSNY and the Secured Parties, as set forth in Section 5(a) of the Settlement Agreements. The Escrow Agent and the remaining parties hereto shall cooperate with each other to the extent reasonably necessary to carry out the intent of this Section 7(b). The terms of this Section 7(b) shall survive the termination of this Agreement.

SECTION 8. Representations and Warranties. WCMG and WCNY hereby, jointly and severally, represent and warrant that:

          (a) The execution and delivery by WCMG and WCNY of, and the performance by WCMG and WCNY of their obligations under, this Agreement and the Control Agreement will not contravene any provision of applicable law or the certificates of incorporation or bylaws of WCMG and WCNY, or any material agreement or other material instrument binding upon WCMG and WCNY or any of their respective subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over WCMG and WCNY or any of their respective subsidiaries.

          (b) Except as provided in the Settlement Agreements, no consent of any other person and no approval, authorization, order of, or filing, declaration or qualification with, any governmental body or agency is required: (i) for the execution, delivery or performance by WCMG and WCNY of their obligations under either this Agreement or the Control Agreement, (ii) for the grant by WCMG and WCNY of the security interest created hereby, or (iii) for the pledge by WCMG and WCNY of the Collateral pursuant to either this Agreement or the Control Agreement, except for any such consents, approvals, authorizations or offers required to be obtained by the Escrow Agent (or the Secured Parties) for reasons other than the consummation of this transaction, for the exercise by the Escrow Agent of the rights provided for in either this Agreement or the Control Agreement, or the remedies in respect of the Collateral pursuant to either this Agreement, the Settlement Agreements or the Control Agreement.

          (c) Immediately prior to the deposit of the Funds in the Collateral Account, the Collateral shall have been free and clear of any lien or claims of any person or entity (except for the security interests created by this Agreement and the Settlement Agreements). No financing statement or instrument similar in effect covering all or any part of the interest in the Collateral is on file in any public or recording office, other than the financing statements filed pursuant to this Agreement. Neither WCMG nor WCNY have any trade names.

          (d) This Agreement has been duly authorized, validly executed and delivered by each of WCMG and WCNY and constitutes a valid and binding agreement of each of them, enforceable against each of them in accordance with its terms, except as: (i) the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) the availability of equitable remedies may be limited by equitable principles of general applicability, (iii) the exculpation provisions and rights to indemnification hereunder may be limited by U.S. federal and state securities laws and public policy considerations, and (iv) the waiver of rights and defenses contained in Section 15.11 and Section 15.15 hereof may be limited by applicable law.

          (e) Upon the transfer to the Escrow Agent of the Funds and the acquisition by the Escrow Agent of a security entitlement thereto, in accordance with Section 3 above, the pledge and grant of a security interest in the Collateral pursuant to this Agreement for the benefit of the Escrow Agent and the Secured Parties will constitute a valid and perfected first priority security interest in such Collateral, securing the payment of the obligations of WellCare under the Settlement Agreements, enforceable as such against all creditors of WellCare.

          (f) There are no legal or governmental proceedings pending or, to the best of WCMG's and/or WCNY's knowledge, threatened to which either of them or any of their subsidiaries is a party or to which any of the properties of WCMG and/or WCNY or any such subsidiary is subject that would materially adversely affect the power or ability of WCMG and WCNY to perform their obligations under this Agreement or to consummate the transactions contemplated hereby.

          (g) The pledge of the Collateral pursuant to this Agreement is not prohibited by any law or governmental regulation (including, without limitation, Regulations C, T, U and X of the Board of Governors of the Federal Reserve System) applicable to WCMG and WCNY.

SECTION 9. Filing; Further Assurances.

          (a) As soon as practicable after the Effective Date, WellCare shall deliver to the Escrow Agent acknowledgment copies or stamped receipt copies of proper financing statements, duly filed on or after the Effective Date in accordance with the Uniform Commercial Code as in effect in the State of New York, covering the categories of Collateral described in this Agreement.

          (b) WellCare agrees that from time to time, at the sole cost and expense of the WellCare, WellCare shall, promptly upon request by the Escrow Agent, HANYS, NORMET and/or MSSNY, on behalf of the Secured Parties, execute and deliver or cause to be executed and delivered, or use its reasonable best efforts to procure, all assignments, instruments and other documents, all in form and substance satisfactory to the Escrow Agent, HANYS, NORMET and/or MSSNY, as the case may be, deliver any instruments to the Escrow Agent, HANYS, NORMET and/or MSSNY, as the case may be, and take any other actions that may be necessary or, in the opinion of the Escrow Agent, HANYS, NORMET and/or MSSNY, as the case may be, desirable to perfect, continue the perfection of or protect the first priority of the Escrow Agent's security interest in and to the Collateral, including the filing of all necessary financing and continuation statements, to protect the Collateral against the rights, claims, or interests of third persons (other than any such rights, claims or interests created by or arising through the Escrow Agent) or to effect the purposes of this Agreement.

          (c) WellCare, GWT, as counsel to HANYS and NORMET, on behalf of the Hospitals, and MSSNY, on behalf of the Providers, hereby authorize the Escrow Agent to file any financing or continuation statements in the United States with respect to the Collateral without the signature of WellCare (to the extent permitted by applicable law). A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (d) Notwithstanding any provision herein to the contrary all costs incurred by the Escrow Agent in connection with this Agreement shall be paid by WellCare, provided, however, that WellCare shall be entitled to be reimbursed for the payment of such costs from the dividends and interests earned on the Collateral Account in accordance with the payment instructions set forth in Schedule "E" annexed hereto. At the request of WellCare, GWT, HANYS, NORMET and/or MSSNY, the Escrow Agent shall provide an invoice to each such party detailing all such costs charged to the Collateral Account. A schedule of fees to be charged by the Escrow Agent for its services hereunder is set forth in Schedule "F" annexed hereto.

SECTION 10. Covenants. WCMG and WCNY jointly and severally covenant and agree with the Escrow Agent and the Secured Parties that from and after the date of this Agreement through the Termination Date:

          (a) (i) they will not (and will not purport to) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or any of their beneficial interest therein, and (ii) they will not create or permit to exist any lien or other adverse interest in or with respect to any of the Collateral or their beneficial interest therein (if any) (except for the security interests granted under this Agreement); and

          (b) they will not: (i) enter into any agreement or understanding that restricts or inhibits or purports to restrict or inhibit the Escrow Agent's rights hereunder, including, without limitation, the Escrow Agent's right to sell or otherwise dispose of the Collateral, or (ii) fail to pay or discharge any tax, assessment or levy of any nature with respect to any of their beneficial interest in the Collateral (if any) not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment with respect to such beneficial interest.

SECTION 11. Power of Attorney. Each of WCMG and WCNY hereby appoints and constitutes the Escrow Agent as their attorney-in-fact (with full power of substitution), with full authority in their place and stead and in their name or otherwise, from time to time in the Escrow Agent's discretion to take any action and to execute any instrument that the Escrow Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a), above;

          (c) to file any claims or take any action or institute any proceedings that the Escrow Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Escrow Agent with respect to any of the Collateral; and

          (d) to pay or discharge taxes or liens levied or placed upon the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Escrow Agent in its sole reasonable discretion, and such payments made by the Escrow Agent to become a joint and several obligation of WCMG and WCNY to the Escrow Agent, due and payable immediately upon demand; and

provided, however, that the Escrow Agent shall have no obligation to perform any of the foregoing actions. The Escrow Agent's authority under this Section 11 shall include, without limitation, the authority to execute or endorse (a) any checks or instruments representing proceeds of Collateral in the name of WellCare, (b) any receipts for any certificate of ownership or any document constituting Collateral or transferring title to any item of Collateral, (c) any financing statements (to the extent permitted by applicable law), or (d) any other documents deemed necessary or appropriate by the Escrow Agent to preserve, protect or perfect the security interest in the Collateral and to file the same, prepare, file and sign the WellCare name on any notice of lien, and to take any other actions arising from or incident to the powers granted to the Escrow Agent in this Agreement. This power of attorney is coupled with an interest and is irrevocable by WellCare.

SECTION 12. No Assumption of Duties; Reasonable Care.

          (a) The rights and powers conferred on the Escrow Agent hereunder are solely to preserve and protect the security interest of the Escrow Agent and the Secured Parties in and to the Collateral granted hereby and shall not be interpreted to and shall not impose any duties on the Escrow Agent in connection therewith other than those expressly provided herein or imposed under applicable law. Except as provided by applicable law or by the Settlement Agreements, the Escrow Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Escrow Agent accords similar property held by the Escrow Agent for its own account, it being understood that the Escrow Agent in its capacity as such shall not have any responsibility for: (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities or other matters relative to any Collateral, whether or not the Escrow Agent has or is deemed to have knowledge of such matters, (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (c) investing or reinvesting any of the Collateral or any loss on any investment (other than pursuant to Section 5 hereof).

          (b) Notwithstanding any provision herein to the contrary, the Escrow Agent shall not keep records of nor prepare any tax-related documents which may be required by any Secured Party concerning the distributions to be made hereunder. WellCare agrees that it shall have sole responsibility to prepare such documents for and distribute such documents to the Secured Parties.

SECTION 13. Indemnity; Escrow Agent's Limitation of Liability.

          (a) WCMG and WCNY shall, jointly and severally, indemnify, reimburse, hold harmless and defend the Escrow Agent and its directors, officers, agents and employees, from and against any and all claims, actions, obligations, liabilities and expenses, including reasonable defense costs, reasonable investigative fees and costs, and reasonable legal fees and damages arising from the Escrow Agent's performance or lack of performance as Escrow Agent under this Agreement, unless such claim, action, obligation, liability or expense is directly attributable to the bad faith, gross negligence or wilful misconduct of the Escrow Agent. This indemnity shall be a continuing obligation of the WCMG and WCNY, and their respective successors and assigns, notwithstanding the termination of this Agreement.

          (b) If at any time the Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects Collateral (including, but not limited to, orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Collateral), the Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate and if the Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Escrow Agent shall not be liable to WellCare even though such order, judgment decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

          (c) The Escrow Agent shall not incur any liability to WellCare for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent (including, but not limited to, any act or provision or any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

          (d) Other than as provided in Sections 3, 4, 5 and 6 hereof, the Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

SECTION 14. Security Interest Absolute. All rights of the Escrow Agent and the Secured Parties and security interests hereunder, and all obligations of WellCare hereunder, shall be absolute and unconditional, subject, however, to the terms of the Settlement Agreements.

SECTION 15. Miscellaneous Provisions.

     Section 15.1. Notices. Any notice or communication given hereunder and any deliveries made hereunder shall be sufficiently given if in writing and delivered in person or mailed by first class mail, commercial courier service or facsimile communication, addressed as follows:

     If to WellCare:
     ---------------

               President and Chief Executive Officer
               WellCare of New York, Inc.
               P.O. Box 4059
               Kingston, New York 12402

                    with a copy to:

               Seth I. Truwitt, Esq.
               Epstein Becker & Green, P.C.
               250 Park Avenue
               New York, New York 10177


     If to HANYS & NORMET:
     ---------------------

               Fredrick I. Miller, Esq.
               Garfunkel, Wild & Travis, P.C.
               111 Great Neck Road
               Great Neck, New York 11021

     If to MSSNY:
     ------------

               Donald R. Moy, Esq.
               General Counsel
               Medical Society of the State of New York
               420 Lakeville Road
               Lake Success, New York 11040

     If to the Escrow Agent:
     -----------------------

               United States Trust Company of New York
               114 West 47th Street
               New York, New York  10036
               Fax:     (212) 852-1626
               Attention: Patricia Gallagher, Corporate Trust Administration

All such deliveries, notices and other communications shall be effective when received.

     Section 15.2. No Adverse Interpretation of Other Agreements. This Agreement may not be used to interpret another pledge, security or debt agreement of WCMG, WCNY or any subsidiary thereof. No such pledge, security or debt agreement (other than the Settlement Agreements) may be used to interpret this Agreement.

     Section 15.3 Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

     Section 15.4 Headings. The headings in this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

     Section 15.5 Counterpart Originals. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

     Section 15.6 Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any person, other than the parties hereto and their successors hereunder, and the Secured Parties, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 15.7 Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Agreement and any consent to any departure by WellCare from any provision of this Agreement shall be effective only if made or duly given in compliance with all of the terms and provisions of the Settlement Agreements, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Failure of the Escrow Agent or any Secured Party to exercise, or delay in exercising, any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Escrow Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Escrow Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

Section 15.8 Interpretation of Agreement. As long as the Escrow Agent acts in good faith to the extent a term or provision of this Agreement conflicts with the Settlement Agreements, the Settlement Agreements shall control with respect to the subject matter of such term or provision. Notwithstanding the foregoing and any other provision of this Agreement or the Settlement Agreements, the Escrow Agent shall have no fiduciary responsibility under this Agreement.

Section 15.9 Continuing Security Interest; Termination.

          (a) This Agreement shall create a continuing security interest in and to the Collateral and shall, unless otherwise provided in this Agreement, remain in full force and effect until the Termination Date. This Agreement shall be binding upon WCMG, WCNY, and their respective transferees, successors and assigns, and shall inure, together with the rights and remedies of the Escrow Agent hereunder, to the benefit of the Escrow Agent, the Secured Parties and their respective successors, transferees and assigns.

          (b) This Agreement  (other than WellCare's  obligations  under Section
13) shall terminate as of February 28, 2000 or the date on which the Collateral Account has a $0 balance and a final report concerning the transactions of, deposits in and disbursements from the Collateral Account has been provided by the Escrow Agent to each of HANYS and NORMET, on behalf of the Hospitals, MSSNY, on behalf of the Providers, SID and WellCare (such date being the "Termination Date"). On or prior to the Termination Date, the Escrow Agent shall make a final distribution in cash of all Collateral remaining in its possession as of the Termination Date in accordance with the provisions of Section 5(e) of each Settlement Agreement.

Section 15.10 Survival of Representations and Covenants. All representations, warranties and covenants of WellCare contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the termination of this Agreement. The obligations of WellCare under Section 13 hereof shall survive the termination of this Agreement.

Section 15.11 Waivers. WellCare waives presentment and demand for payment of any of their obligations, protest and notice of dishonor or default with respect to any of the obligations, and all other notices to which WellCare might otherwise be entitled, except as otherwise expressly provided herein or in the Settlement Agreements.

Section 15.12 Authority of the Escrow Agent.

          (a) The Escrow Agent shall have and be entitled to exercise all powers hereunder that are specifically granted to the Escrow Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Escrow Agent may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Except as otherwise expressly provided in this Agreement or the Settlement Agreements, neither the Escrow Agent nor any director, officer, employee, attorney or agent of the Escrow Agent shall be liable to the WellCare or Secured Parties for any action taken or omitted to be taken by the Escrow Agent, in its capacity as Escrow Agent, hereunder, except for its own bad faith, gross negligence or willful misconduct, and the Escrow Agent shall not be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Escrow Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons.

          (b) WellCare acknowledges that the rights and responsibilities of the Escrow Agent under this Agreement with respect to any action taken by the Escrow Agent or the exercise or non-exercise by the Escrow Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Escrow Agent and the Secured Parties, be governed by the Settlement Agreements and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Escrow Agent and WellCare, the Escrow Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and WellCare shall not be obligated or entitled to make any inquiry respecting such authority.

Section 15.13 Final Expression. This Agreement, together with the Settlement Agreements and any other agreement executed in connection herewith, is intended by the parties hereto as a final expression of this Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

Section 15.14 Rights of Secured Parties. No Secured Parties shall have any independent rights hereunder other than those rights granted to individual Secured Parties pursuant to law and pursuant to the Settlement Agreements; provided that nothing in this Section 15.14 shall limit any rights granted to the Escrow Agent hereunder.

Section 15.15 Governing Law; Submission to Jurisdiction: Waiver of Jury Trial; Waiver of Damages.

          (a) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK, AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN WELLCARE, THE ESCROW AGENT AND THE SECURED PARTIES IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (b) WELLCARE HEREBY APPOINTS CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS AGENT FOR SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS ESCROW AGREEMENT AND FOR ACTIONS BROUGHT UNDER U.S. FEDERAL OR STATE SECURITIES LAWS BROUGHT IN ANY FEDERAL OR STATE COURT LOCATED IN THE CITY OF NEW YORK AND AGREES TO SUBMIT TO THE JURISDICTION OF ANY SUCH COURT.

          (c) WELLCARE AGREES THAT THE ESCROW AGENT SHALL, IN ITS CAPACITY AS ESCROW AGENT OR IN THE NAME AND ON BEHALF OF THE SECURED PARTIES, HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST WELLCARE OR THE COLLATERAL IN A COURT IN THE STATE OF NEW YORK IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH (AND HAVING PERSONAL OR IN REM JURISDICTION OVER WELLCARE OR THE COLLATERAL, AS THE CASE MAY BE) TO ENABLE THE ESCROW AGENT TO REALIZE ON SUCH COLLATERAL, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE ESCROW AGENT. WELLCARE AGREES THAT IT SHALL NOT ASSERT ANY COUNTERCLAIMS, SETOFFS OR CROSS CLAIMS IN ANY PROCEEDING BROUGHT BY THE ESCROW AGENT TO REALIZE ON SUCH PROPERTY OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE ESCROW AGENT, EXCEPT FOR SUCH COUNTERCLAIMS, SETOFFS OR CROSS CLAIMS WHICH, IF NOT ASSERTED IN ANY SUCH PROCEEDING, COULD NOT OTHERWISE BE BROUGHT OR ASSERTED. WELLCARE WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN THE CITY OF NEW YORK ONCE THE ESCROW AGENT HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

          (d) WELLCARE AGREES THAT NEITHER ANY SECURED PARTY NOR (EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT OR THE SETTLEMENT AGREEMENTS) THE ESCROW AGENT IN ITS CAPACITY AS ESCROW AGENT SHALL HAVE ANY LIABILITY TO WELLCARE (WHETHER ARISING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY WELLCARE IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON THE ESCROW AGENT OR SUCH SECURED PARTIES, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE ESCROW AGENT OR SUCH SECURED PARTIES, AS THE CASE MAY BE, CONSTITUTING BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

          (e) TO THE EXTENT PERMITTED BY APPLICABLE LAW, WELLCARE WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE ESCROW AGENT OR ANY SECURED PARTY IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER PERTAINING TO THIS AGREEMENT OR ANY RELATED AGREEMENT OR DOCUMENT ENTERED) IN FAVOR OF THE ESCROW AGENT OR ANY SECURED PARTIES, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT OR ANY RELATED AGREEMENT OR DOCUMENT BETWEEN WELLCARE ON THE ONE HAND AND THE ESCROW AGENT AND/OR THE SECURED PARTIES ON THE OTHER HAND.

     IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed and delivered as of the date first above written.



                                        THE WELLCARE MANAGEMENT GROUP, INC.


                                        By:  /s/ Craig S. Dupont
                                             -----------------------------
                                        Name:    Craig S. Dupont
                                        Title:   Acting President and
                                                 Chief Executive Officer



                                        WELLCARE OF NEW YORK, INC.


                                        By:  /s/ Mary Lee Campbell-Wisley
                                            ------------------------------
                                        Name:    Mary Lee Campbell-Wisley
                                        Title:   President/CEO

                                        GARFUNKEL, WILD & TRAVIS,  P.C.,
                                        as counsel to Healthcare Association of New York State and Northern Metropolitan Hospital Association, on behalf of the Hospitals listed on Schedule "A" annexed hereto


                                        By:  /s/ Frederick I. Miller
                                             -----------------------------
                                        Name:    Fredrick I. Miller
                                        Title:   A Member of the Firm


                                        THE MEDICAL  SOCIETY OF THE STATE OF NEW
                                        YORK, on behalf of the Providers listed on Schedule "B" annexed hereto


                                        By:  /s/ Donald R. Moy
                                             -----------------------------
                                        Name:    Donald R. Moy
                                        Title:   General Counsel


                                        UNITED STATES TRUST COMPANY OF NEW YORK


                                        By:  /s/ Patricia Gallagher
                                             -----------------------------
                                        Name:    Patricia Gallagher
                                        Title:   Assistant Vice President

                                                                    SCHEDULE "A"

                         HOSPITAL SETTLEMENT AGREEMENTS
                         ------------------------------


     NYC HEALTH & HOSPITALS CORP.
     ----------------------------
1)   BELLEVUE
2)   CONEY ISLAND
3)   ELMHURST
4)   HARLEM
5)   JACOBI
6)   KINGS
7)   LINCOLN
8)   METROPOLITAN
9)   NCB
10)  QUEENS
11)  WOODHALL
12)  BELVIS (BRONX)
13)  CUMBERLAND
14)  E. NEW YORK
15)  GOUVERNEUR
16)  MORRISANIA
17)  RENAISSANCE
18)  BASSETT HOSPITAL OF SCHOLHARIE (COBLESKILL, NY)
19)  MONTEFIORE MEDICAL CENTER
20)  WHITE PLAINS HOSPITAL CENTER

     CONTINUUM HEALTH PARTNERS
     -------------------------
21)  BETH ISRAEL MEDICAL CENTER
22)  ST. LUKE'S ROOSEVELT HOSPITAL
23)  LONG ISLAND COLLEGE HOSPITAL
24)  BETH ISRAEL MEDICAL CENTER EMERGENCY MEDECINE
25)  ASSOCIATES IN EMERGENCY MEDECINE - ST. LUKE'S ROOSEVELT HOSPITAL
26)  WESTSIDE PEDIATRICS ASSOCIATES
27)  BELLEVUE WOMEN'S IN NISCYUANA, NY
28)  VASSAR BROTHERS
29)  ST. AGNES OUR LADY OF MERCY (BRONX)

     OUR LADY OF MERCY HEALTHCARE SYSTEM, INC.
     -----------------------------------------
30)  OUR LADY OF MERCY MEDICAL CENTER
31)  ST. AGNES HOSPITAL

     MID-HUDSON HEALTH
     -----------------
32)  ST. FRANCIS (POUGHKEEPSIE)

33)  STATEN ISLAND UNIVERSITY
34)  NORTHERN WESTCHESTER HOSPITAL CENTER
35)  OUR LADY OF LOURDES MEMORIAL HOSPITAL
36)  HUDSON VALLEY HOSPITAL CENTER

     NORTHEAST HEALTH
     ----------------
37)  ALBENY MEMORIAL
38)  SAMARITAN

39)  JAMAICA HOSPITAL MEDICAL CENTER
40)  ALBANY MEDICAL CENTER
41)  BENEDICTINE
42)  SETON HEALTH SYSTEM, INC.

43)  WESTCHESTER COUNTY HEALTH CARE CORP.

     CATHOLIC MEDICAL CENTER OF BROOKLYN & QUEENS, INC.
     --------------------------------------------------
44)  ST. JOHN'S QUEENS HOSPITAL
45)  MARY IMMACULATE HOSPITAL
46)  ST. JOSEPH'S HOSPITAL
47)  ST. MARY'S HOSPITAL

48)  ALBANY MEDICAL CENTER
49)  HUDSON VALLEY HOSPITAL CENTER
50)  MID-HUDSON HEALTH
51)  KINGSTON HOSPITAL
52)  NEW YORK CITY HEALTH & HOSPITALS CORPORATION
53)  FLUSHING HOSPITAL MEDICAL CENTER

     GREATER HUDSON VALLEY HEALTH SYSTEM
     -----------------------------------
54)  ARDEN HILL HOSPITAL
55)  THE CORNWALL HOSPITAL
56)  HORTON MEDICAL CENTER
57)  ST. LUKE'S HOSPITAL

58)  THE BROOKLYN HOSPITAL CENTER
59)  COLUMBIA MEMORIAL HOSPITAL
60)  A.O. FOX HOSPITAL
61)  THE HOSPITAL AT SYDNEY
62)  ST. ELIZABETH MEDICAL CENTER

     UNITED HEALTH SERVICES HOSPITALS, INC.
     --------------------------------------
63)  DELAWARE VALLEY HOSPITAL

64)  INTERFAITH MEDICAL CENTER
65)  PHELPS MEMORIAL HOSPITAL CENTER
66)  ST. JOHN'S RIVERSIDE HOSPITAL
67)  YONKERS GENERAL HOSPITAL
68)  NORTHERN DUTCHESS HOSPITAL
69)  NYACK HOSPITAL
70)  ST. CLARE'S HOSPITAL

     MERCYCARE CORPORATION
     ---------------------
71)  ST. PETER'S HOSPITAL

72)  COMMUNITY GENERAL HOSPITAL
73)  ELLIS HOSPITAL
74)  MAIMONIDES MEDICAL CENTER
75)  THE SARATOGA HOSPITAL
76)  MARGARETVILLE MEMORIAL HOSPITAL
77)  DOCTORS HOSPITAL OF STATEN ISLAND
78)  THE MARY IMOGENE BASSETT HOSPITAL
79)  O'CONNOR HOSPITAL
80)  STRONG MEMORIAL HOSPITAL
81)  CHILD'S HOSPITAL
82)  SUNNYVIEW HOSPITAL AND REHAB CENTER
83)  CARTHAGE AREA HOSPITAL
84)  LAWRENCE HOSPITAL
85)  FAXTON HOSPITAL
86)  ST. LUKE'S MEMORIAL HOSPITAl
87)  GLENS FALLS HOSPITAL
88)  AMSTERDAM MEMORIAL HEALTHCARE SYSTEM
89)  JOHN T. MATHER MEMORIAL HOSPITAL
90)  ST. CLARE'S HOSPITAL & HEALTH CENTER
91)  WINTHROP UNIVERSITY HOSPITAL
92)  MOUNT SINAI HOSPITAL
93)  NYU DOWNTOWN HOSPITAL
94)  MT. SINAI MEDICAL CENTER
95)  MARY McCLELLAN HOSPITAL
96)  HOSPITAL FOR JOINT DISEASES ORTHOPEDIC INSTITUTE
97)  THE NEW YORK EYE AND EAR INFIRMARY

                                                                    SCHEDULE "B"

                                                                  SCHEDULE "C-1"


                              SETTLEMENT AGREEMENT

     SETTLEMENT AGREEMENT (the "Agreement") dated May __, 1999 by and among THE WELLCARE MANAGEMENT GROUP, INC., a New York corporation ("WCMG"), WELLCARE OF NEW YORK, INC., a New York corporation ("WCNY" and together with WCMG,
"WellCare"),   and  KIRAN  C.  PATEL  ("Dr.  Patel")  (WellCare  and  Dr.  Patel
collectively, the "WellCare Parties"), and the Provider or Provider group specified on the signature page of this Agreement ("Provider") and THE MEDICAL SOCIETY OF THE STATE OF NEW YORK ("MSSNY") (WCMG, WCNY, Dr. Patel, Provider and MSSNY being referred to individually as a "Party" and collectively as the "Parties").

     WHEREAS, WCMG has signed a letter of intent with Dr. Patel, for a transaction that would, among other things, encompass an equity investment in WellCare by Dr. Patel or an affiliate (the "Patel Transaction");

     WHEREAS, the Board of Directors of WCNY, a New York certified health maintenance organization ("HMO"), has approved the sale of its New York State based commercial business to Group Health Incorporated (the "GHI Transaction");

     WHEREAS, WellCare and Dr. Patel contemplate that all or a portion of the equity investment provided through the Patel Transaction and all of the funds obtained through the GHI Transaction will be pooled with certain current assets of WCNY and made available to satisfy claims by providers for services rendered through April 30, 1999;

     WHEREAS, WCNY has agreed to a consent to rehabilitation in which the State of New York has the right to commence court proceedings and have an order entered into that would give the State of New York the right to assume the operation of WCNY;

     WHEREAS, Healthcare Association of New York ("HANYS") and Northern Metropolitan Hospital Association ("NORMET") have entered into a similar settlement agreement for the purpose of settling any and all disputes, claims and controversies between WellCare and the member hospital which is also a signatory to the agreement, relating to the payment for services provided by member hospitals prior to May 1, 1999 to HMO members of WCNY, in order to assist their respective member hospitals in the resolution of such member hospitals' claims against WellCare, with the express understanding that neither HANYS nor NORMET has authority to bind its member hospitals and that each such member hospital shall be required to separately execute the agreement if it is to be binding on such member hospital;

     WHEREAS, MSSNY has entered into this Agreement in order to assist their members in the resolution of such member's claims against WellCare, with the express understanding that MSSNY does not have authority to bind its members and each member-Provider shall be required to separately execute this Agreement if its it be binding on such member-Provider;

     WHEREAS, the WellCare Parties and Provider desire, and are mutually willing, to enter into this Agreement for the purpose of settling any and all disputes, claims and controversies, as described further below, between WellCare and the Provider, relating to the payment for services provided by the Provider prior to May 1, 1999 to HMO members of WCNY; and

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual agreements herein, the Parties agree as follows:

     1.   Regulatory Approvals

     This Agreement and the terms and conditions contained herein are subject to the approval of the New York State Insurance Department ("SID") and the New York State Department of Health ("DOH"). As soon as practicable, the Parties shall jointly seek approval of this Agreement from SID and DOH, and in accordance with
Section 10(f), the Parties agree to execute or cause their counsel to execute any additional documents and take any further action which may be reasonably required in order to facilitate such regulatory approval.

     2.   Conditions to Effectiveness

     This Agreement shall become effective (the "Effective Date") only upon the satisfaction of each and all of the following conditions:

          (a) Regulatory approvals as set forth in Section 1, no later than July 15, 1999;

          (b) The deposit of a minimum of Ten Million Dollars ($10,000,000) in the Provider Pool (as defined below) (the "Initial Funding Date"), no later than July 15, 1999; and

          (c) Agreement by WellCare and Provider as to the amount of its Settled Claims (defined below) within thirty (30) days following the date of this Agreement;

provided however that Sections 1, 4, 8, 9 and 10 hereof shall become effective immediately. WellCare shall provide Provider with written notice of the Effective Date of this Agreement no later than ten (10) business days after all of the foregoing conditions have been satisfied.

     3.   Settled Claims

     "Settled Claims" means the dollar amount of all claims against WellCare by a health care provider that has signed this Agreement or an agreement with substantially similar terms and conditions, for services rendered to HMO members of WCNY in any product line prior to May 1, 1999 and received by WellCare within thirty (30) days following the date hereof, determined as follows: (i) total adjudicated claims as determined by WellCare on or before April 30, 1999, namely, claims received by WellCare and approved as properly payable, and (ii) all other claims (comprised of pended claims and disputed claims) submitted in good faith and adjudicated in good faith by WellCare within thirty (30) days following the date hereof at fifty percent (50%) of a Provider's or other provider's submitted charges. For purposes of clarification, "Settled Claims" shall not include any claims for payment that a health care provider may have against independent practice associations, including but not limited to those owned by Primergy, Inc., and other third parties (such as Merit Behavioral Services, Access Managed Healthcare, Block Vision, New York Medical Imaging, PharmaCare and Laboratory Corporation of America) that have contracted with WellCare to provide or to arrange for the provision of certain health care services (e.g., physician services or specialty "carve-out" services, such as mental health services, chiropractic services, laboratory services or pharmacy services) to HMO members of WCNY.

     4.   Exchange of Information and Confidentiality; Litigation Stay

          (a) In connection with the execution of this Agreement, WellCare has provided Provider, a provider specific summary of amounts owed for payable and pended claims for services provided by provider to HMO members of WCNY prior to May 1, 1999 that have not been paid according to WellCare's records.

          (b) Provider agrees to confirm the amounts contained in said list of all claims for services provided prior to May 1, 1999 and to provide WellCare with Provider's statement of unpaid (including disputed) WellCare claims based on its, his or her records as soon as practicable. If there is any disagreement as to the Settled Claims amount the Parties shall, in good faith, attempt to resolve any such disagreements within thirty (30) days following the date hereof.

          (c) Upon the determination of and agreement by WellCare and the Provider as to the Settled Claims for Provider, WellCare shall provide Provider with a statement of its, his or her Settled Claims and the minimum amount to which Provider is entitled to payment from the Provider Pool, i.e., thirty percent (30%) of the Settled Claims. Upon Provider's acceptance thereof, such statement shall be annexed as Exhibit A to this Agreement.

          (d) [THIS SECTION INTENTIONALLY OMITTED]

          (e) The Parties each agree that they will not commence, institute or prosecute any action or other adversary proceeding in any court of law or equity, arbitration tribunal, or administrative forum ("Litigation") against any other Party on or after the date hereof relating to or concerning the subject matter of this Agreement, except (i) following termination of this Agreement as provided in Section 9 or (ii) following July 15, 1999 if this Agreement shall not have become effective by such date for failure to satisfy the conditions set forth in Section 2 or (iii) if a case is commenced in respect to WellCare or any of its subsidiaries or affiliates under Title 11 of the United States Code (Bankruptcy), or a trustee, receiver or conservator or the like is appointed under Article 74 of the New York Insurance Law or any similar law, or by SID, or any other regulatory body, any Party may appear and participate in any such case or proceeding. The Parties further agree to take whatever steps are necessary to stay any Litigation during theperiod between the date hereof and the Effective Date and thereafter take whatever steps are necessary to discontinue any such Litigation with prejudice.

     5.   Establishment of Settlement Fund

          (a) A pool of funds (the "Provider Pool") shall be established solely to pay Settled Claims of the Providers and other providers which have entered into settlement agreements containing terms similar to those contained in this Agreement. The Provider Pool shall be established in a segregated cash collateral account prior to the Effective Date at a bank mutually acceptable to WellCare, Garfunkel Wild & Travis, P.C., as counsel to HANYS and NORMET, and MSSNY, which approval shall not be unreasonably withheld, which bank shall have had no prior dealings with WellCare. The Provider Pool shall not be disbursed except in accordance with this Agreement (or other similar settlement agreement). The Provider Pool account shall contain irrevocable instructions concerning deposits and withdrawals from the Provider Pool, which shall be agreed to by Garfunkel, Wild & Travis, P.C., as counsel to HANYS and NORMET, and WellCare, subject to notification of MSSNY, prior to the Effective Date, and which may be modified only with the prior written approval of both WellCare and Garfunkel, Wild & Travis, P.C., as counsel to HANYS and NORMET, subject to notification of MSSNY, or at the direction of SID. The Parties recognize and agree that deposits into and payments from the Provider Pool may be subject to audit or review by SID and other regulatory agencies having jurisdiction over WellCare. The Parties understand that HANYS and/or NORMET or their agents or representatives, shall have the right to audit or review the Provider Pool, and the results of any such audit shall be distributed to all Parties. The Parties agree to cooperate with each other to the extent reasonably necessary to carry out the provisions of this Section 5(a).

          (b) The Provider Pool shall have an initial balance of not less than Ten Million Dollars ($10,000,000) by the Effective Date and shall be comprised of proceeds from the Patel Transaction and/or GHI Transaction. In addition, the Provider Pool shall be supplemented by an amount equal to 80% of all proceeds from accounts receivables of WCNY which were or should have been recorded in accordance with generally accepted accounting principles (GAAP) as of April 30, 1999 (the "Accounts Receivable") to the extent such proceeds are collected by WellCare during the period commencing on May 1, 1999 and ending on the date that the Provider Pool is no longer in effect. If the amounts deposited in the Provider Pool shall in the aggregate exceed Ten Million Dollars ($10,000,000) (the amount so exceeding Ten Million Dollars ($10,000,000) being the "Excess"), the Excess may be withdrawn from the Provider Pool and retained by WellCare for purposes of maintaining its statutory reserves in accordance with applicable law, but in no event shall WellCare be entitled to withdraw from the Provider Pool and retain more than Two Million Five Hundred Thousand Dollars ($2,500,000) for such purpose. Any Excess beyond that amount required for statutory reserves shall be retained in the Provider Pool.

          (c) In the event that the amount equal to thirty percent (30%) of the aggregate Settled Claims for all providers (excluding the five percent (5%) payments to providers described in Section 6(b)), is greater than Ten Million Dollars ($10,000,000), but does not exceed Twelve Million Dollars ($12,000,000), subject to Section 5(b), WellCare shall deposit additional funds into the Provider Pool to make up the shortfall, to the extent WellCare has sufficient funds and requisite regulatory authority to so act. In the event WellCare lacks sufficient funds and/or requisite regulatory authority to deposit such additional funds in the Provider Pool, Dr. Patel will provide funds in such amount necessary to pay the thirty percent (30%) of the aggregate Settled Claims for all providers, not to exceed a total Provider Pool balance of Twelve Million Dollars ($12,000,000).

          (d) In the event the amount equal to thirty percent (30%) of the aggregate Settled Claims for all providers (excluding the five percent (5%) payments to providers described in Section 6(b)) is greater than Twelve Million Dollars ($12,000,000), then the amount required to be deposited into the Provider Pool in excess of Twelve Million Dollars ($12,000,000) shall be paid by WellCare; provided, however, that WellCare will be permitted to reduce pro rata the amount of the Provider's remaining three (3) payments of five percent (5%) as set forth in Section 6(b) below (and all other providers with Settled Claims who may receive a similar payment) to the extent that WellCare's payments exceed Twelve Million Dollars ($12,000,000), and provided, however, in no case shall Provider receive less than thirty percent (30%) of its Settled Claims under this Agreement.

          (e) In the event a balance remains in the Provider Pool as of six (6) months after the Effective Date, then such balance will be distributed pro rata to the Provider and other providers which have entered into agreements to settle their Settled Claims, based upon the amounts of their respective Settled Claims.

          (f) Each health care provider that has Settled Claims shall have a security interest for the benefit of all health care providers with Settled Claims, which shall be a first priority lien with respect to the proceeds due to WellCare from the Patel Transaction and/or GHI Transaction and all amounts in the Provider Pool, and a second priority lien on and security interest in the Accounts Receivable, except to the extent there is no other lien on the Accounts Receivable as of the date of this Agreement, the security interest shall be a first priority lien. It shall be the responsibility of such providers to timely and properly prepare and deliver the necessary documents for signature by all necessary parties, and thereafter cause the appropriate filings to be made to perfect such security interests, including, without limitation, a financing statement in the form approved by the Parties. The Parties shall cooperate with each other in the preparation of any and all documents necessary to give effect to such security interest and such other terms and obligations hereunder.

          (g) Nothing contained herein shall prohibit or restrict WellCare from settling or paying claims of any nature from sources of funds exclusive of those deposited (or required to be deposited) in the Provider Pool.

     6.   Payment by WellCare of Settled Claims

          (a) WellCare will pay Provider thirty percent (30%) of the Provider's Settled Claims within ten (10) days of the Effective Date. If, however, thirty percent (30%) of the aggregate Settled Claims for all providers exceeds the funds then in the Provider Pool, then WellCare will pay the Provider and all other providers with Settled Claims on a pro rata basis from the funds then in the Provider Pool and thereafter pay the Provider and all other providers with Settled Claims on a pro rata basis every thirty days (30) thereafter for the period in which the Provider Pool is in effect. WellCare represents to Provider that providers with Settled Claims shall all receive payment from the Provider Pool based upon the same proportion of their Settled Claims. Notwithstanding the foregoing, in no case shall Provider receive less than thirty percent (30%) of the amount of its Settled Claims within six (6) months of the Effective Date and Provider shall continue to have the right to bill WCNY members for all applicable copayments, coinsurance and non-covered services relating to Settled Claims to the extent permitted under the applicable health plan and provider agreement, and WellCare shall provide Provider with necessary documentation to bill the member accordingly. Notwithstanding anything to the contrary contained herein, WellCare shall have the right to recoup, without any right of set-off, any amounts paid under this Agreement to a Provider if the Provider shall have failed to be a participating provider in good standing with WellCare at any time during the period commencing on the date hereof and ending on the date six months following the date hereof, and in such case of recoupment by WellCare, this Agreement shall be null and void for all purposes. The foregoing condition of a provider agreement shall not be applicable on or after the Effective Date if Provider has terminated the provider agreement for cause or WellCare has terminated such provider agreement without cause.

          (b) WellCare will pay Provider an amount equal to five percent (5%) of such Provider's Settled Claims on each of February 1, 2000, February 1, 2001 and February 1, 2002, provided, however, Provider is at that time a participating provider in good standing with WellCare. The foregoing condition of a provider agreement shall not be applicable if Provider has terminated the provider agreement for cause or WellCare has terminated such provider agreement without cause. The Parties understand and acknowledge that no such payment under this
Section 6(b) shall be made from the Provider Pool.

          (c) Subject to regulatory approvals and in accordance with applicable law, including the federal securities laws, the Provider may elect to receive WCMG common stock in lieu of one or more of the annual payments set forth in
Section 6(b). The price at which the WCMG common stock shall be valued shall be the greater of the price of such common stock for the twenty (20) trading days ending on February 2nd of the calendar year immediately preceding the applicable payment date or $1.00 per share. Each Provider receiving such WCMG common stock shall agree to transfer restrictions on such shares for a mutually agreed upon period after issuance, but not to exceed six (6) months. In the event the Provider elects to receive WCMG common stock in lieu of a cash payment, the Parties agree to cooperate and use their best efforts to reach agreement regarding the terms and conditions of such receipt of WCMG securities and to accomplish the foregoing.

     7.   Mutual Releases

          (a) Provider together with its subsidiaries, affiliates, officers, directors, shareholders, employees, agents, attorneys, representatives, successors and assigns ("Provider Releasor"), hereby releases and discharges the WellCare Parties, together with their respective subsidiaries, affiliates, directors, shareholders, employees, agents, attorneys, representatives, successors and assigns ("WellCare Releasees") from (i) all indebtedness and other financial obligations arising from the provision of services by each Provider to members of WCNY in any product line on or before April 30, 1999, including any prospective adjustments pursuant to the New York Health Care Reform Act ("NYCRA") for services rendered prior to May 1, 1999, and (ii) all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, rights to contribution, damages, judgments, extends, executions, claims, and demands whatsoever, in law, admiralty or equity, which each Provider Releasor ever had, now has or hereafter can, shall or may have against the WellCare Releasees, for upon, or by reason of any matter, cause or things whatsoever relating to the matters referred to in
(a)(i) above from the beginning of the world to the day of the date of this Agreement or arising hereafter as a result of or in connection with the matters referred to in (a)(i) above. The foregoing release expressly excludes any claims for payment that Provider may have against independent practice associations, including but not limited to those owned by Primergy, Inc., and other third parties (such as Merit Behavioral Services, Access Managed Healthcare, Block Vision, New York Medical Imaging, PharmaCare and Laboratory Corporation of America) that have contracted with WellCare to provide or to arrange for the provision of certain health care services (e.g., physician services or specialty "carve-out" services, such as mental health services, chiropractic services, laboratory services or pharmacy services) to HMO members of WCNY and expressly excludes any action, suits, claims or demands arising from medical malpractice or negligence.

          (b) Each Provider Releasor represents to the WellCare Releasees that none of the liabilities, claims, causes of actions, costs or demands herein released has been assigned to any person or entity.

          (c) Each Provider Releasor acknowledges that it may hereafter discover facts different from, or in addition to, those that it now believes to be true, with respect to all or any of the liabilities, claims, causes or action, costs or demands herein released but nevertheless agrees that the releases set forth herein shall be and remain effective in all respects, notwithstanding the discovery of such different or additional facts.

          (d) Each Provider Releasor is forever barred and enjoined from commencing, instituting or prosecuting any action or other adversary proceeding in any court of law or equity, arbitration tribunal, or administrative forum, directly or representatively, against the WellCare Releasees with respect to any, some or all of the Settled Claims; provided however, each Provider Releasor and the WellCare Releasees retain all rights and remedies to enforce the terms of this Agreement.

          (e) The WellCare Parties together with their respective subsidiaries, affiliates, officers, directors, shareholders, employees, agents, attorneys, representatives, successors and assigns ("WellCare Releasors") hereby release and discharge Provider and its subsidiaries, affiliates, directors, shareholders, employees, agents, attorneys, representatives, successors and assigns ("Provider Releasee") from (i) all indebtedness and other financial obligations arising from the provision of services by Provider to members of WCNY in any product line on or before April 30, 1999, including any prospective adjustments pursuant to the NYCRA for services rendered prior to May 1, 1999, and (ii) all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, rights to contribution, damages, judgments, extends, executions, claims, and demands whatsoever, in law, admiralty or equity, which the WellCare Releasors ever had, now have or hereafter can, shall or may have against each Provider Releasee, for upon, or by reason of any matter, cause or things whatsoever relating to the matters referred to in (e)(i) above from the beginning of the world to the day of the date of this Agreement or arising hereafter as a result of or in connection with the matters referred to in (e)(i) above. The foregoing release expressly excludes any claims for payment that WellCare may have against independent practice associations, including but not limited to those owned by Primergy, Inc., and other third parties (such as Merit Behavioral Services, Access Managed Healthcare, Block Vision, New York Medical Imaging, PharmaCare and Laboratory Corporation of America) that have contracted with WellCare to provide or to arrange for the provision of certain health care services (e.g., physician services or specialty "carve-out" services, such as mental health services, chiropractic services, laboratory services or pharmacy services) to HMO members of WCNY and expressly excludes any action, suits, claims or demands arising from medical malpractice or negligence.

          (f) The WellCare Releasors represent to each Provider Releasee that none of the liabilities, claims, causes of actions, costs or demands herein released has been assigned to any person or entity.

          (g) The WellCare Releasors acknowledge that they may hereafter discover facts different from, or in addition to, those that they now believe to be true, with respect to all or any of the liabilities, claims, causes or action, costs or demands herein released but nevertheless agree that the releases set forth herein shall be and remain effective in all respects, notwithstanding the discovery of such different or additional facts.

          (h) The WellCare Releasors are forever barred and enjoined from commencing, instituting or prosecuting any action or other adversary proceeding in any court of law or equity, arbitration tribunal, or administrative forum, directly or representatively, against any Provider Releasee with respect to any, some or all of Settled Claims; provided however, the WellCare Releasors and each Provider Releasee retain all rights and remedies to enforce the terms of this Agreement.

          (i) Nothing contained herein shall be deemed to create any rights or benefits, or constitutes a release of any kind whatsoever, for any non-Party.

     8.   Representations and Warranties of the Parties

          (a) WellCare represents and warrants that the execution of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate the provisions of its certificate of incorporation or by-laws or of any agreement, law, rule, regulation or other commitment to which it is a party of and by which it is bound.

          (b) Provider represents and warrants that, to the extent applicable, the execution of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate the provisions of its certificate of incorporation or by-laws or of any agreement, law, rule, regulation or other commitment to which it is a party of and by which it is bound.

     9.   Termination of Settlement

          (a) The Parties agree that this Agreement is binding and irrevocable (unless terminated pursuant to this Section 9 or as provided in Sections 1 and 2 herein) regardless of future events or changed circumstances of WellCare or any of its subsidiaries or affiliates, and the Parties agree that the agreements and covenants contained herein are fair, reasonable and adequate, and WellCare believes that the agreements and covenants contained herein are in the best interests of WellCare and its subsidiaries, affiliates, shareholders and creditors.

          (b) If this Agreement shall not be approved by SID and DOH then in either of these events, this Agreement shall become null and void for all purposes and all negotiations, transactions and proceedings connected with it
(i) shall be without prejudice to the rights of any Party, (ii) shall not be deemed or construed as evidence or an admission or a concession by any Party of any fact, matter or thing; and (iii) shall not be admissible in evidence or used in any action or proceeding.

          (c) If WellCare is unable to fund the Provider Pool with an initial balance of not less than Ten Million Dollars ($10,000,000) for any reason, including but not limited to the failure to consummate the Patel Transaction and/or the failure to consummate the GHI Transaction, this Agreement shall become null and void for all purposes and all negotiations, transactions and proceedings connected with it (i) shall be without prejudice to the rights of any party, (ii) shall not be deemed or construed as evidence or an admission or a concession by any party of any fact, matter or thing; and (iii) shall not be admissible in evidence or used in any action or proceeding.

          (d) If a case is commenced in respect to WellCare or any of its subsidiaries or affiliates under Title 11 of the United States Code (Bankruptcy), or a trustee, receiver or conservator, or the like is appointed under Article 74 of the New York Insurance Law or any similar law, or by SID, or any other regulatory body, and in the event of the entry of a final order of a court of competent jurisdiction determining the transfer of money to the Provider Pool and/or to the Provider in payment of a Settled Claim, or any portion thereof, on behalf of WellCare to be a preference, voidable transfer or fraudulent transfer or similar transaction and any portion thereof is required to be returned, then WellCare may move a court of competent jurisdiction to vacate and set aside this Agreement and the releases contained herein, which Agreement and releases shall be null and void, and the Parties shall be returned to their respective positions as of April 30, 1999 and any payments made to the Provider shall be returned to WellCare. In any such event (or otherwise under any such bankruptcy or similar proceeding), the debt owed by WellCare or its estate to the Provider shall not be valued on the basis of payments made pursuant to sections 6(a) and (b) hereunder.

          (e) Upon a default by WellCare in respect of any payment coming due hereunder ("Default"), and unless such Default shall be cured within forty (40) days after written notice thereof by fax and by certified mail, return receipt requested, sent to:

          President and Chief Executive Officer
          WellCare of New York, Inc.
          PO Box 4059
          Kingston, New York 12402

          with a copy to:

          Seth I. Truwit, Esq.
          Epstein Becker & Green, P.C.
          250 Park Avenue
          New York, NY 10177

          and a copy to:

          Sandip Patel, Esq.
          Patel, Moore & O'Connor, PA
          2240 Belle Air Road
          Suite 160
          Clearwater, FL 33764

Provider shall be entitled, upon not less than ten (10) days' notice to DOH, SID and WellCare that Wellcare is in Default under the terms of this Agreement, to seek appropriate judicial relief for payments due under this Agreement.

     10.  Miscellaneous

          (a) This Agreement is a compromise disposing of claims of each Provider, some or all of which may be controverted. This Agreement and all negotiations and statements in connection herewith shall not be in any event construed as or deemed to be evidence or an admission or concession on the part of any Party of any liability whatever, and shall not be offered or received in evidence in any action or proceeding in any court or other tribunal or used in any way as an admission, concession or evidence of any liability by any party.

          (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contracts executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          (c) The Parties to this Agreement hereby consent to the jurisdiction of the courts of the State of New York and the federal courts setting in New York over them in any action to enforce this Agreement or any provision thereof.

          (d) Each of the Parties has received independent legal advice from its attorneys with respect to the advisability of entering into this Agreement and the releases contained herein. Each of the Parties has made such investigation of the facts pertaining to this Agreement and the releases herein and all other matters pertaining thereto as it deems necessary.

          (e) Each of the Parties to this Agreement acknowledges that this Agreement is reached solely in relation to the subject matter herein and no agreement reached herein shall constitute an admission or evidence in any other matter among the parties to this Agreement or in any other matter or proceeding in which any of the parties may be or become involved.

          (f) Each of the Parties agrees to execute or cause their counsel to execute any additional documents and take any further action which reasonably may be required in order to consummate this Agreement, or otherwise fulfill the obligations of the Parties hereunder. Each party is to bear its own costs and attorney's fees incurred in connection with any such additional action.

          (g) This Agreement represents and expresses the entire agreement between the Parties with respect to the subject matter hereof and may not be modified or amended except in a writing signed by WellCare and the affected Provider, so long as such modification or amendment does not adversely effect other providers with respect to the payment of Settled Claims from the Provider Pool or for payments similar to those set forth in Section 6(b).

          (h) This Agreement and the releases contained herein supersede any prior agreement or release with respect to the subject matter hereof.

          (i) This Agreement shall be binding on and inure to the benefit of the Parties and their respective successors, administrators or assigns, and upon any corporation or other entity into or with which any Party may merge, consolidate or reorganize. This Agreement and the releases contained herein is limited to the Parties, the Provider Releasors, the Provider Releasees, the Wellcare Releasors and the Wellcare Releasees and any other third party beneficiary of this Agreement and the releases contained herein is expressly excluded.

          (j) The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

          (k) This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

PROVIDER                                THE WELLCARE MANAGEMENT
                                        GROUP, INC.



By:___________________________          By:  /s/ Craig Dupont
Title:________________________               -----------------------------
Address:______________________          Craig Dupont
        ______________________          Acting Chief Executive Officer
                                        Park West/Hurley Avenue Extension
                                        Kingston, NY 12401


SANDIP PATEL, ESQ.                      WELLCARE OF NEW YORK, INC.


By:  /s/ Sandip Patel, Esq.             By:  /s/ Mary Lee Campbell-Wisley
     -------------------------               -----------------------------
Sandip Patel, Esq.                      Mary Lee Campbell-Wisley
Attorney for Kiran C. Patel, M.D.,      Chief Executive Officer
F.A.C.C.                                Park West/Hurley Avenue Extension
                                        Kingston, NY 12401
                                        (914) 334-4000


MEDICAL SOCIETY OF THE STATE
OF NEW YORK


By:  /s/ Donald R. Moy, Esq.
     -------------------------
     Donald R. Moy, Esq.
     General Counsel

                                    EXHIBIT A



Name and Address of Provider                           Settled Claim Amount
----------------------------                           --------------------

                                                                  SCHEDULE "C-2"


                              SETTLEMENT AGREEMENT

     SETTLEMENT AGREEMENT (the "Agreement") dated May __, 1999 by and among THE WELLCARE MANAGEMENT GROUP, INC., a New York corporation ("WCMG"), WELLCARE OF NEW YORK, INC., a New York corporation ("WCNY" and together with WCMG,
"WellCare"), and KIRAN C. PATEL ("Dr. Patel") (WellCare and Dr. Patel collectively, the "WellCare Parties"), and HEALTHCARE ASSOCIATION OF NEW YORK STATE ("HANYS"), NORTHERN METROPOLITAN HOSPITAL ASSOCIATION ("NORMET") and the member hospital of HANYS and/or NORMET specified on the signature page of this Agreement ("Hospital") (WCMG, WCNY, Dr. Patel, HANYS, NORMET and Hospital being referred to individually as a "Party" and collectively as the "Parties").

     WHEREAS, WCMG has signed a letter of intent with Dr. Patel, for a transaction that would, among other things, encompass an equity investment in WellCare by Dr. Patel or an affiliate (the "Patel Transaction");

     WHEREAS, the Board of Directors of WCNY, a New York certified health maintenance organization ("HMO"), has approved the sale of its New York State based commercial business to Group Health Incorporated (the "GHI Transaction");

     WHEREAS, WellCare and Dr. Patel contemplate that all or a portion of the equity investment provided through the Patel Transaction and all of the funds obtained through the GHI Transaction will be pooled with certain current assets of WCNY and made available to satisfy claims by providers for services rendered through April 30, 1999;

     WHEREAS, WCNY has agreed to a consent to rehabilitation in which the State of New York has the right to commence court proceedings and have an order entered into that would give the State of New York the right to assume the operation of WCNY;

     WHEREAS, the WellCare Parties and the Hospital desire, and are mutually willing, to enter into this Agreement for the purpose of settling any and all disputes, claims and controversies, as described further below, between WellCare and the Hospital, relating to the payment for services provided by the Hospital prior to May 1, 1999 to HMO members of WCNY; and

     WHEREAS, HANYS and NORMET have entered into this Agreement in order to assist their respective member hospitals in the resolution of such member hospitals' claims against WellCare, with the express understanding that neither HANYS nor NORMET has authority to bind its member hospitals and that each such member hospital shall be required to separately execute this Agreement if it is to be binding on such member hospital.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual agreements herein, the Parties agree as follows:

     1.   Regulatory Approvals

          This Agreement and the terms and conditions contained herein are subject to the approval of the New York State Insurance Department ("SID") and the New York State Department of Health ("DOH"). As soon as practicable, the Parties shall jointly seek approval of this Agreement from SID and DOH, and in accordance with Section 10(f), the Parties agree to execute or cause their counsel to execute any additional documents and take any further action which may be reasonably required in order to facilitate such regulatory approval.

     2.   Conditions to Effectiveness

          This Agreement shall become effective (the "Effective Date") only upon the satisfaction of each and all of the following conditions:

          (a) Regulatory approvals as set forth in Section 1, no later than July 15, 1999;

          (b) The deposit of a minimum of Ten Million Dollars ($10,000,000) in the Provider Pool (as defined below) (the "Initial Funding Date"), no later than July 15, 1999; and

          (c) Agreement by WellCare and Hospital as to the amount of its Settled Claims (defined below) within thirty (30) days following the date of this Agreement;

provided however that Sections 1, 4, 8, 9 and 10 hereof shall become effective immediately. WellCare shall provide Hospital with written notice of the Effective Date of this Agreement no later than five (5) business days after all of the foregoing conditions have been satisfied.

     3.   Settled Claims

          "Settled Claims" means the dollar amount of all claims against WellCare by a health care provider that has signed this Agreement or an agreement with substantially similar terms and conditions, for services rendered to HMO members of WCNY in any product line prior to May 1, 1999 and received by WellCare within thirty (30) days following the date hereof, determined as follows: (i) total adjudicated claims as determined by WellCare on or before April 30, 1999, namely, claims received by WellCare and approved as properly payable, and (ii) all other claims (comprised of pended claims and disputed claims) submitted in good faith and adjudicated in good faith by WellCare within thirty (30) days following the date hereof at fifty percent (50%) of a hospital's or other provider's submitted charges. For purposes of clarification, "Settled Claims" shall not include any claims for payment that a health care provider may have against independent practice associations, including but not limited to those owned by Primergy, Inc., and other third parties (such as Merit Behavioral Services, Access Managed Healthcare, Block Vision, New York Medical Imaging, PharmaCare and Laboratory Corporation of America) that have contracted with WellCare to provide or to arrange for the provision of certain health care services (e.g., physician services or specialty "carve-out" services, such as mental health services, chiropractic services, laboratory services or pharmacy services) to HMO members of WCNY.

     4.   Exchange of Information and Confidentiality; Litigation Stay

          (a) In connection with the execution of this Agreement, WellCare has provided Garfunkel, Wild & Travis, P.C., as counsel to HANYS and NORMET, a hospital specific summary of amounts owed for payable and pended claims for services provided by member hospitals of HANYS and/or NORMET to HMO members of WCNY prior to May 1, 1999 that have not been paid according to WellCare's records.

          (b) Garfunkel, Wild & Travis, P.C. has agreed to confirm the amounts contained in said list of all claims for services provided prior to May 1, 1999 with the Hospital and to obtain from the Hospital its statement of unpaid (including disputed) WellCare claims based on its records. Garfunkel, Wild & Travis, P.C. has agreed to provide said information to WellCare and the Hospital as soon as practicable. If there is any disagreement as to the Settled Claims amount the Parties shall, in good faith, attempt to resolve any such disagreements within thirty (30) days following the date hereof.

          (c) Upon the determination of and agreement by WellCare and the Hospital as to the Settled Claims for Hospital, WellCare shall provide Hospital with a statement of its Settled Claims and the minimum amount to which Hospital is entitled to payment from the Provider Pool, i.e., thirty percent (30%) of the Settled Claims. Upon Hospital's acceptance thereof, such statement shall be annexed as Exhibit A to this Agreement.

          (d) Garfunkel, Wild & Travis, P.C. agrees to provide the Hospital with specific information relating only to the Hospital (and no other member hospital in HANYS or NORMET) and further agrees not to share such information with any other hospital clients or third parties, except to the extent required by law, or with the prior written consent of WellCare, which consent may be denied in WellCare's sole discretion. Notwithstanding the foregoing, Garfunkel, Wild & Travis, P.C. may provide any and all such information to HANYS and NORMET and their respective officers, directors, employees and agents ("Authorized Agents"), provided, however, HANYS and NORMET and their respective Authorized Agents hereby agree to similarly maintain the confidentiality of such Hospital specific information as set forth herein. Such Hospital specific information shall be used solely to assist the Hospital in the determination of the Settled Claims.

          (e) The Parties each agree that they will not commence, institute or prosecute any action or other adversary proceeding in any court of law or equity, arbitration tribunal, or administrative forum ("Litigation") against any other Party on or after the date hereof relating to or concerning the subject matter of this Agreement, except (i) following termination of this Agreement as provided in Section 9 or (ii) following July 15, 1999 if this Agreement shall not have become effective by such date for failure to satisfy the conditions set forth in Section 2 or (iii) if a case is commenced in respect to WellCare or any of its subsidiaries or affiliates under Title 11 of the United States Code (Bankruptcy), or a trustee, receiver or conservator or the like is appointed under Article 74 of the New York Insurance Law or any similar law, or by SID, or any other regulatory body, any Party may appear and participate in any such case or proceeding. The Parties further agree to take whatever steps are necessary to stay any Litigation during the period between the date hereof and the Effective Date and thereafter take whatever steps are necessary to discontinue any such Litigation with prejudice.

     5.   Establishment of Settlement Fund

          (a) A pool of funds (the "Provider Pool") shall be established solely to pay Settled Claims of the Hospital and all other providers which have entered into settlement agreements containing terms similar to those contained in this Agreement. The Provider Pool shall be established in a segregated cash collateral account prior to the Effective Date at a bank mutually acceptable to WellCare and Garfunkel Wild & Travis, P.C., as counsel to HANYS and NORMET, which bank shall have had no prior dealings with WellCare). The Provider Pool shall not be disbursed except in accordance with this Agreement (or other similar settlement agreement). The Provider Pool account shall contain irrevocable instructions concerning deposits and withdrawals from the Provider Pool, which shall be agreed to by Garfunkel, Wild & Travis, P.C., as counsel to HANYS and NORMET, and WellCare prior to the Effective Date, and which may be modified only with the prior written approval of both WellCare and Garfunkel, Wild & Travis, P.C., as counsel to HANYS and NORMET, or at the direction of SID. The Parties recognize and agree that deposits into and payments from the Provider Pool may be subject to audit or review by SID and other regulatory agencies having jurisdiction over WellCare. In addition, HANYS and/or NORMET or their agents or representatives, shall have the right to audit or review the Provider Pool, the cost of the first of which audit or review shall be borne by WellCare and the cost of any and all subsequent audits or reviews shall be borne by HANYS and/or NORMET. The results of such audit or review shall be distributed to all Parties. The Parties agree to cooperate with each other to the extent reasonably necessary to carry out the provisions of this Section 5(a).

          (b) The Provider Pool shall have an initial balance of not less than Ten Million Dollars ($10,000,000) by the Effective Date and shall be comprised of proceeds from the Patel Transaction and/or GHI Transaction. In addition, the Provider Pool shall be supplemented by an amount equal to 80% of all proceeds from accounts receivables of WCNY which were or should have been recorded in accordance with generally accepted accounting principles (GAAP) as of April 30, 1999 (the "Accounts Receivable") to the extent such proceeds are collected by WellCare during the period commencing on May 1, 1999 and ending on the date that the Provider Pool is no longer in effect. HANYS and/or NORMET, or their agents or representatives, shall have the right, subject to compliance with applicable law, to examine and make copies of and abstracts from all books, records, computer media and documents in the possession of WellCare relating to the Accounts Receivable, subject to the confidentiality provisions contained in section 4(d). If the amounts deposited in the Provider Pool shall in the aggregate exceed Ten Million Dollars ($10,000,000) (the amount so exceeding Ten Million Dollars ($10,000,000) being the "Excess"), the Excess may be withdrawn from the Provider Pool and retained by WellCare for purposes of maintaining its statutory reserves in accordance with applicable law, but in no event shall WellCare be entitled to withdraw from the Provider Pool and retain more than Two Million Five Hundred Thousand Dollars ($2,500,000) for such purpose. Any Excess beyond that amount required for statutory reserves shall be retained in the Provider Pool.

          (c) In the event that the amount equal to thirty percent (30%) of the aggregate Settled Claims for all providers (excluding the five percent (5%) payments to providers described in Section 6(b)), is greater than Ten Million Dollars ($10,000,000), but does not exceed Twelve Million Dollars ($12,000,000), subject to Section 5(b), WellCare shall deposit additional funds into the Provider Pool to make up the shortfall, to the extent WellCare has sufficient funds and requisite regulatory authority to so act. In the event WellCare lacks sufficient funds and/or requisite regulatory authority to deposit such additional funds in the Provider Pool, Dr. Patel will provide funds in such amount necessary to pay the thirty percent (30%) of the aggregate Settled Claims for all providers, not to exceed a total Provider Pool balance of Twelve Million Dollars ($12,000,000).

          (d) In the event the amount equal to thirty percent (30%) of the aggregate Settled Claims for all providers (excluding the five percent (5%) payments to providers described in Section 6(b)) is greater than Twelve Million Dollars ($12,000,000), then the amount required to be deposited into the Provider Pool in excess of Twelve Million Dollars ($12,000,000) shall be paid by WellCare; provided, however, that WellCare will be permitted to reduce pro rata the amount of the Hospital's remaining three (3) payments of five percent (5%) as set forth in Section 6(b) below (and all other providers with Settled Claims who may receive a similar payment) to the extent that WellCare's payments exceed Twelve Million Dollars ($12,000,000), and provided, however, in no case shall Hospital receive less than thirty percent (30%) of its Settled Claims under this Agreement.

          (e) In the event a balance remains in the Provider Pool as of six (6) months after the Effective Date, then such balance will be distributed pro rata to the Hospital and other providers which have entered into agreements to settle their Settled Claims, based upon the amounts of their respective Settled Claims.

          (f) Each health care provider that has Settled Claims shall have a security interest for the benefit of all health care providers with Settled Claims, which shall be a first priority lien with respect to the proceeds due to WellCare from the Patel Transaction and/or GHI Transaction and all amounts in the Provider Pool, and a second priority lien on and security interest in the Accounts Receivable, except to the extent there is no other lien on the Accounts Receivable as of the date of this Agreement, the security interest shall be a first priority lien. It shall be the responsibility of such providers to timely and properly prepare and deliver the necessary documents for signature by all necessary parties, and thereafter cause the appropriate filings to be made to perfect such security interests, including, without limitation, a financing statement in the form approved by Garfunkel, Wild & Travis, P.C. The Parties shall cooperate with each other in the preparation of any and all documents necessary to give effect to such security interest and such other terms and obligations hereunder.

          (g) Nothing contained herein shall prohibit or restrict WellCare from settling or paying claims of any nature from sources of funds exclusive of those deposited (or required to be deposited) in the Provider Pool.

     6.   Payment by WellCare of Settled Claims

          (a) WellCare will pay Hospital thirty percent (30%) of the Hospital's Settled Claims within ten (10) days of the Effective Date. If, however, thirty percent (30%) of the aggregate Settled Claims for all providers exceeds the funds then in the Provider Pool, then WellCare will pay the Hospital and all other providers with Settled Claims on a pro rata basis from the funds then in the Provider Pool and thereafter pay the Hospital and all other providers with Settled Claims on a pro rata basis every thirty days (30) thereafter for the period in which the Provider Pool is in effect. WellCare represents to Hospital that providers with Settled Claims shall all receive payment from the Provider Pool based upon the same proportion of their Settled Claims. Notwithstanding the foregoing, in no case shall Hospital receive less than thirty percent (30%) of the amount of its Settled Claims within six (6) months of the Effective Date and Hospital shall continue to have the right to bill WCNY members for all applicable copayments, coinsurance and non-covered services relating to Settled Claims to the extent permitted under the applicable health plan and provider agreement, and WellCare shall provide Hospital with necessary documentation to bill the member accordingly. Notwithstanding anything to the contrary contained herein, WellCare shall have the right to recoup, without any right of set-off, any amounts paid under this Agreement to a Hospital if the Hospital shall have failed to be a participating provider in good standing with WellCare at any time during the period commencing on the date hereof and ending on the date six months following the date hereof, and in such case of recoupment by WellCare, this Agreement shall be null and void for all purposes. The foregoing condition of a provider agreement shall not be applicable on or after the Effective Date if Hospital has terminated the provider agreement for cause or WellCare has terminated such provider agreement without cause.

          (b) WellCare will pay Hospital an amount equal to five percent (5%) of such Hospital's Settled Claims on each of February 1, 2000, February 1, 2001 and February 1, 2002, provided, however, Hospital is at that time a participating provider in good standing with WellCare. The foregoing condition of a provider agreement shall not be applicable if Hospital has terminated the provider agreement for cause or WellCare has terminated such provider agreement without cause. The Parties understand and acknowledge that no such payment under this
Section 6(b) shall be made from the Provider Pool.

          (c) Subject to regulatory approvals and in accordance with applicable law, including the federal securities laws, the Hospital may elect to receive WCMG common stock in lieu of one or more of the annual payments set forth in
Section 6(b). The price at which the WCMG common stock shall be valued shall be the greater of the price of such common stock for the twenty (20) trading days ending on February 2nd of the calendar year immediately preceding the applicable payment date or $1.00 per share. Each Hospital receiving such WCMG common stock shall agree to transfer restrictions on such shares for a mutually agreed upon period after issuance, but not to exceed six (6) months. In the event the Hospital elects to receive WCMG common stock in lieu of a cash payment, the Parties agree to cooperate and use their best efforts to reach agreement regarding the terms and conditions of such receipt of WCMG securities and to accomplish the foregoing.

     7.   Mutual Releases

          (a) Hospital together with its subsidiaries, affiliates, officers, directors, shareholders, employees, agents, attorneys, representatives, successors and assigns ("Hospital Releasor"), hereby releases and discharges the WellCare Parties, together with their respective subsidiaries, affiliates, directors, shareholders, employees, agents, attorneys, representatives, successors and assigns ("WellCare Releasees") from (i) all indebtedness and other financial obligations arising from the provision of services by each Hospital to members of WCNY in any product line on or before April 30, 1999, including any prospective adjustments pursuant to the New York Health Care Reform Act ("NYCRA") for services rendered prior to May 1, 1999, and (ii) all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, rights to contribution, damages, judgments, extends, executions, claims, and demands whatsoever, in law, admiralty or equity, which each Hospital Releasor ever had, now has or hereafter can, shall or may have against the WellCare Releasees, for upon, or by reason of any matter, cause or things whatsoever relating to the matters referred to in
(a)(i) above from the beginning of the world to the day of the date of this Agreement or arising hereafter as a result of or in connection with the matters referred to in (a)(i) above. The foregoing release expressly excludes any claims for payment that Hospital may have against independent practice associations, including but not limited to those owned by Primergy, Inc., and other third parties (such as Merit Behavioral Services, Access Managed Healthcare, Block Vision, New York Medical Imaging, PharmaCare and Laboratory Corporation of America) that have contracted with WellCare to provide or to arrange for the provision of certain health care services (e.g., physician services or specialty "carve-out" services, such as mental health services, chiropractic services, laboratory services or pharmacy services) to HMO members of WCNY and expressly excludes any action, suits, claims or demands arising from medical malpractice or negligence.

          (b) Each Hospital Releasor represents to the WellCare Releasees that none of the liabilities, claims, causes of actions, costs or demands herein released has been assigned to any person or entity.

          (c) Each Hospital Releasor acknowledges that it may hereafter discover facts different from, or in addition to, those that it now believes to be true, with respect to all or any of the liabilities, claims, causes or action, costs or demands herein released but nevertheless agrees that the releases set forth herein shall be and remain effective in all respects, notwithstanding the discovery of such different or additional facts.

          (d) Each Hospital Releasor is forever barred and enjoined from commencing, instituting or prosecuting any action or other adversary proceeding in any court of law or equity, arbitration tribunal, or administrative forum, directly or representatively, against the WellCare Releasees with respect to any, some or all of the Settled Claims; provided however, each Hospital Releasor and the WellCare Releasees retain all rights and remedies to enforce the terms of this Agreement.

          (e) The WellCare Parties together with their respective subsidiaries, affiliates, officers, directors, shareholders, employees, agents, attorneys, representatives, successors and assigns ("WellCare Releasors") hereby release and discharge Hospital and its subsidiaries, affiliates, directors, shareholders, employees, agents, attorneys, representatives, successors and assigns ("Hospital Releasee") from (i) all indebtedness and other financial obligations arising from the provision of services by Hospital to members of WCNY in any product line on or before April 30, 1999, including any prospective adjustments pursuant to the NYCRA for services rendered prior to May 1, 1999, and (ii) all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, rights to contribution, damages, judgments, extends, executions, claims, and demands whatsoever, in law, admiralty or equity, which the WellCare Releasors ever had, now have or hereafter can, shall or may have against each Hospital Releasee, for upon, or by reason of any matter, cause or things whatsoever relating to the matters referred to in (e)(i) above from the beginning of the world to the day of the date of this Agreement or arising hereafter as a result of or in connection with the matters referred to in (e)(i) above. The foregoing release expressly excludes any claims for payment that WellCare may have against independent practice associations, including but not limited to those owned by Primergy, Inc., and other third parties (such as Merit Behavioral Services, Access Managed Healthcare, Block Vision, New York Medical Imaging, PharmaCare and Laboratory Corporation of America) that have contracted with WellCare to provide or to arrange for the provision of certain health care services (e.g., physician services or specialty "carve-out" services, such as mental health services, chiropractic services, laboratory services or pharmacy services) to HMO members of WCNY and expressly excludes any action, suits, claims or demands arising from medical malpractice or negligence.

          (f) The WellCare Releasors represent to each Hospital Releasee that none of the liabilities, claims, causes of actions, costs or demands herein released has been assigned to any person or entity.

          (g) The WellCare Releasors acknowledge that they may hereafter discover facts different from, or in addition to, those that they now believe to be true, with respect to all or any of the liabilities, claims, causes or action, costs or demands herein released but nevertheless agree that the releases set forth herein shall be and remain effective in all respects, notwithstanding the discovery of such different or additional facts.

          (h) The WellCare Releasors are forever barred and enjoined from commencing, instituting or prosecuting any action or other adversary proceeding in any court of law or equity, arbitration tribunal, or administrative forum, directly or representatively, against any Hospital Releasee with respect to any, some or all of Settled Claims; provided however, the WellCare Releasors and each Hospital Releasee retain all rights and remedies to enforce the terms of this Agreement.

          (i) Nothing contained herein shall be deemed to create any rights or benefits, or constitutes a release of any kind whatsoever, for any non-Party.

     8.   Representations and Warranties of the Parties

          (a) WellCare represents and warrants that the execution of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate the provisions of its certificate of incorporation or by-laws or of any agreement, law, rule, regulation or other commitment to which it is a party of and by which it is bound.

          (b) Hospital represents and warrants that the execution of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate the provisions of its certificate of incorporation or by-laws or of any agreement, law, rule, regulation or other commitment to which it is a party of and by which it is bound.

     9.   Termination of Settlement

          (a) The Parties agree that this Agreement is binding and irrevocable (unless terminated pursuant to this Section 9 or as provided in Sections 1 and 2 herein) regardless of future events or changed circumstances of WellCare or any of its subsidiaries or affiliates, and the Parties agree that the agreements and covenants contained herein are fair, reasonable and adequate, and WellCare believes that the agreements and covenants contained herein are in the best interests of WellCare and its subsidiaries, affiliates, shareholders and creditors.

          (b) If this Agreement shall not be approved by SID and DOH then in either of these events, this Agreement shall become null and void for all purposes and all negotiations, transactions and proceedings connected with it
(i) shall be without prejudice to the rights of any Party, (ii) shall not be deemed or construed as evidence or an admission or a concession by any Party of any fact, matter or thing; and (iii) shall not be admissible in evidence or used in any action or proceeding.

          (c) If WellCare is unable to fund the Provider Pool with an initial balance of not less than Ten Million Dollars ($10,000,000) for any reason, including but not limited to the failure to consummate the Patel Transaction and/or the failure to consummate the GHI Transaction, this Agreement shall become null and void for all purposes and all negotiations, transactions and proceedings connected with it (i) shall be without prejudice to the rights of any party, (ii) shall not be deemed or construed as evidence or an admission or a concession by any party of any fact, matter or thing; and (iii) shall not be admissible in evidence or used in any action or proceeding.

          (d) If a case is commenced in respect to WellCare or any of its subsidiaries or affiliates under Title 11 of the United States Code (Bankruptcy), or a trustee, receiver or conservator, or the like is appointed under Article 74 of the New York Insurance Law or any similar law, or by SID, or any other regulatory body, and in the event of the entry of a final order of a court of competent jurisdiction determining the transfer of money to the Provider Pool and/or to the Hospital in payment of a Settled Claim, or any portion thereof, on behalf of WellCare to be a preference, voidable transfer or fraudulent transfer or similar transaction and any portion thereof is required to be returned, then WellCare may move a court of competent jurisdiction to vacate and set aside this Agreement and the releases contained herein, which Agreement and releases shall be null and void, and the Parties shall be returned to their respective positions as of April 30, 1999 and any payments made to the Hospital shall be returned to WellCare. In any such event (or otherwise under any such bankruptcy or similar proceeding), the debt owed by WellCare or its estate to the Hospital shall not be valued on the basis of payments made pursuant to sections 6(a) and (b) hereunder.

          (e) Upon a default by WellCare in respect of any payment coming due hereunder ("Default"), and unless such Default shall be cured within forty (40) days after written notice thereof by fax and by certified mail, return receipt requested, sent to:

          President and Chief Executive Officer
          WellCare of New York, Inc.
          PO Box 4059
          Kingston, New York 12402

          with a copy to:

          Seth I. Truwit, Esq.
          Epstein Becker & Green, P.C.
          250 Park Avenue
          New York, NY 10177

          and a copy to:

          Fredrick I. Miller, Esq.
          Garfunkel, Wild & Travis, P.C.
          111 Great Neck Road
          Great Neck, NY 11021

          and a copy to:

          Sandip Patel, Esq.
          Patel, Moore & O'Connor, PA
          2240 Belle Air Road
          Suite 160
          Clearwater, FL 33764

Hospital shall be entitled, upon not less than ten (10) days' notice to DOH, SID and WellCare that Wellcare is in Default under the terms of this Agreement, to file a Confession of Judgment against WellCare, in the form approved by Garfunkel, Wild & Travis, P.C., for the full amount owed to Hospital under this Agreement under Section 6(a) and/or (b). WellCare hereby consents to the entry of such judgment without further notice other than as provided in the preceding sentence. The original Confession of Judgment shall be signed on behalf of WellCare and held by counsel for the Hospital.

     10.  Miscellaneous

          (a) This Agreement is a compromise disposing of claims of each Hospital, some or all of which may be controverted. This Agreement and all negotiations and statements in connection herewith shall not be in any event construed as or deemed to be evidence or an admission or concession on the part of any Party of any liability whatever, and shall not be offered or received in evidence in any action or proceeding in any court or other tribunal or used in any way as an admission, concession or evidence of any liability by any party.

          (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contracts executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          (c) The Parties to this Agreement hereby consent to the jurisdiction of the courts of the State of New York and the federal courts setting in New York over them in any action to enforce this Agreement or any provision thereof.

          (d) Each of the Parties has received independent legal advice from its attorneys with respect to the advisability of entering into this Agreement and the releases contained herein. Each of the Parties has made such investigation of the facts pertaining to this Agreement and the releases herein and all other matters pertaining thereto as it deems necessary.

          (e) Each of the Parties to this Agreement acknowledges that this Agreement is reached solely in relation to the subject matter herein and no agreement reached herein shall constitute an admission or evidence in any other matter among the parties to this Agreement or in any other matter or proceeding in which any of the parties may be or become involved.

          (f) Each of the Parties agrees to execute or cause their counsel to execute any additional documents and take any further action which reasonably may be required in order to consummate this Agreement, or otherwise fulfill the obligations of the Parties hereunder. Each party is to bear its own costs and attorney's fees incurred in connection with any such additional action.

          (g) This Agreement represents and expresses the entire agreement between the Parties with respect to the subject matter hereof and may not be modified or amended except in a writing signed by WellCare and the affected Hospital, so long as such modification or amendment does not adversely effect other providers with respect to the payment of Settled Claims from the Provider Pool or for payments similar to those set forth in Section 6(b).

          (h) This Agreement shall be binding on and inure to the benefit of the Parties and their respective successors, administrators or assigns, and upon any corporation or other entity into or with which any Party may merge, consolidate or reorganize. This Agreement and the releases contained herein is limited to the Parties, the Hospital Releasors, the Hospital Releasees, the Wellcare Releasors and the Wellcare Releasees and any other third party beneficiary of this Agreement and the releases contained herein is expressly excluded.

          (i) The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

          (j) This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

GARFUNKEL, WILD & TRAVIS, P.C.                 THE WELLCARE MANAGEMENT
                                               GROUP, INC.


By: /s/ Frederick I. Miller, Esq.              By: /s/ Craig Dupont
---------------------------------              --------------------
Fredrick I. Miller, Esq.                       Craig Dupont
111 Great Neck Road                            Acting Chief Executive Officer
Great Neck, New York 11021                     Park West/Hurley Avenue Extension
(516) 393-2200                                 Kingston, NY 12401
Attorneys for Healthcare Association of New   (914) 334-4000
York State and Northern Metropolitan Hospital
Association


SANDIP PATEL, ESQ.                             WELLCARE OF NEW YORK, INC.


By: /s/ Sandip Patel, Esq.                     By: /s/ Mary Lee Campbell-Wisley
---------------------------                    --------------------------------
Sandip Patel, Esq.                             Mary Lee Campbell-Wisley
Attorney for Kiran C. Patel, M.D., F.A.C.C.    Chief Executive Officer
                           .                   Park West/Hurley Avenue Extension
                                               Kingston, NY 12401
                                               (914) 334-4000

HOSPITAL


By: _____________________________
Title____________________________
Hospital_________________________

                                    EXHIBIT A



Name and Address of Hospital                           Settled Claim Amount
----------------------------                           --------------------

                                                                    SCHEDULE "D"

                       NOTIFICATION AND CONTROL AGREEMENT

     THIS NOTIFICATION AND CONTROL AGREEMENT (the "Agreement"), dated as of June ___, 1999, by and among The WellCare Management Group, Inc. ("WCMG"), WellCare of New York, Inc. ("WCNY"which, with WCMG, are collectively known herein as "WellCare") and the United States Trust Company of New York, a bank and trust company organized under the New York banking law, in its capacity as escrow agent (the "Escrow Agent") and in its capacity as a bank (the "Bank") at which WellCare maintains the Collateral Account.

     A. WellCare has granted to the Escrow Agent a security interest in the Collateral, pursuant to, and as more particularly described in, the Escrow and Security Agreement, dated as of June __, 1999, by and between WellCare, the Escrow Agent, Garfunkel, Wild & Travis, P.C. ("GWT"), counsel to Healthcare Association of New York State ("HANYS") and Northern Metropolitan Hospital Association ("NORMET"), on behalf of the member hospitals of HANYS and NORMET listed on Schedule "A" annexed thereto, and The Medical Society of the State of New York ("MSSNY"), on behalf of the providers listed on Schedule "B" annexed thereto (as the same may hereafter be amended, supplemented or otherwise modified from time to time, the "Escrow Agreement;" terms defined in the Escrow Agreement and not otherwise defined herein are used herein as therein defined).

     B. Terms defined in Articles 8 and 9 of the Uniform Commercial Code as in effect in the State of New York (the "UCC") are used in this Agreement (including, without limitation, paragraph A above) as defined in Articles 8 and 9, respectively, of the UCC.

     C. Pursuant to the Escrow Agreement, the Escrow Agent has required the execution and delivery of this Agreement.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree and acknowledge as follows:

     1. Notice of Security Interest. WellCare and Escrow Agent are entering into this Agreement to perfect, and confirm the first priority lien of, the Escrow Agent's security interest in the Collateral on behalf of the Secured Parties (as defined in the Escrow Agreement). The Bank agrees to promptly make all necessary entries or notations in its books and records to reflect the Escrow Agent's security interest in the Collateral and to apply any value distributed on account of any Collateral as provided in the Escrow Agreement without further consent from WellCare. The Bank acknowledges that the Escrow Agent has sole control over the Collateral Account in accordance with the terms of the Escrow Agreement.

     2. Separate Account; Escrow Agent Representations and Warranties. (a) The Escrow Agent hereby instructs the Bank, and the Bank hereby confirms and agrees that the Collateral Account is to be maintained separately at all times.

          (b) The Escrow Agent hereby represents and warrants that it has acquired its security interest in, and security entitlement to, the Collateral for value and without notice of any adverse claim thereto. Without limiting the generality of the foregoing, the Collateral is not, to the Escrow Agent's knowledge, subject to any lien granted by the Escrow Agent in favor of any securities intermediary (including, without limitation, the Bank or the Federal Reserve Bank of New York) and the Escrow Agent has not knowingly or purposefully caused or permitted the Collateral to become subject to any lien created by or arising through the Bank.

     3. Control. The Bank hereby agrees, upon written direction from the Escrow Agent and in accordance with the terms of the Escrow Agreement, and without further consent from WellCare, (a) to comply with all instructions, entitlement order and directions of any kind originated by the Escrow Agent concerning the Collateral, to liquidate or otherwise dispose of the Collateral as and to the extent directed by the Escrow Agent and pay over to the Escrow Agent all proceeds and other value therefrom or otherwise distributed with respect thereto without any set off or deduction, and (b) except as otherwise directed by the Escrow Agent, not to comply with the instructions or directions of WellCare or any other person.

     4. Other Agreements; Termination; Successor Escrow Agent. The Bank shall simultaneously send to the Escrow Agent, WellCare, GWT and MSSNY copies of all notices given and statements rendered concerning the Collateral Account. So long as the Escrow Agreement remains in effect, the Bank shall not terminate the Collateral Account without thirty (30) days' prior written notice to the other parties thereto and the Escrow Agent. In the event of any conflict between the provisions of this Agreement and any other agreement governing the Collateral Account, the provisions hereof shall control. In the event the Escrow Agent no longer serves as Escrow Agent for the Collateral, the Collateral Account shall be transferred to a successor escrow agent appointed in accordance with the terms of the Escrow Agreement, provided that prior to such transfer, such successor escrow agent executes an agreement that is in all material respects the same as this Agreement or is otherwise in form and substance satisfactory to the Escrow Agent.

     5. Indemnity. WCMG and WCNY shall jointly and severally indemnify and hold the Escrow Agent and the Bank harmless from any and all losses, claims, damages, liabilities, expenses and fees, including reasonable counsel fees, resulting from the execution of or performance under this Agreement and delivery by the Escrow Agent of all or any part of the Collateral to the Bank pursuant to this Agreement, except claims, losses or liabilities resulting from the Escrow Agent's or the Bank's gross negligence, bad faith or willful misconduct as determined by a final judgment of a court of competent jurisdiction. The provisions of this Section 5 shall survive the termination of this Agreement.

     6. Protection of Bank. Except as required by Section 3 hereof, the Bank shall have no duty to determine that the amount and form of assets constituting Collateral comply with any applicable requirements. The Bank may rely and shall be protected in acting upon any notice, instruction, or other communication which it reasonably believes to be genuine and authorized.

     7. Termination/Release of Collateral. This Agreement shall terminate automatically upon receipt by the Bank of written notice executed by two officers of the Escrow Agent holding titles of Vice President or higher that:
(a) the Escrow Agreement has terminated, and (b) all of the Collateral has been released, and the Bank shall thereafter be relieved of all duties and obligations hereunder.

     8. Waiver and Subordination of Rights. The Bank hereby waives its right to set off any obligations of WellCare to the Bank against any or all assets held by the Escrow Agent as Collateral, and hereby agrees that any and all liens, encumbrances, claims or security interests which the Bank may have against the Collateral, either now or in the future are and shall be subordinate and junior to the prior payment in full of all obligations of WellCare now or hereafter existing under the Settlement Agreements (as defined in the Escrow Agreement) and all other documents related thereto whether for principal, interest, indemnities, fees, premiums, expenses or otherwise. The Bank will not agree with any third party that the Bank will comply with any instructions or directions of any kind concerning the Collateral originated by such third party without the prior written consent of the Escrow Agent. Except for the claims and interests of the Escrow Agent in the Collateral, the Bank does not know of any claim to or security interest or other interest in the Collateral.

     9. Expenses. WCMG and WCNY, jointly and severally, shall pay upon demand all fees, costs and expenses (including reasonable fees and expenses of counsel) of enforcing the Bank's rights and remedies upon any breach (by the Escrow Agent or WellCare) of any of the provisions of this Agreement.

     10. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally, or if sent by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service with confirmation of delivery, to WellCare's and the Escrow Agent's respective addresses as set forth in the Escrow Agreement, and to the Bank's address as set forth below, or to such other address as any party may give to the others in writing for such purpose.

     11. Changes in Writing. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by any party therefrom will be effective unless made in writing signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

     12. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

     13. Counterparts. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts (including by facsimile transmission), but all such copies shall constitute one and the same instrument.

     14. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     15. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Escrow Agent and will be deemed to be made in the State of New York. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Each of the parties hereby irrevocably submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction and venue of the courts of the State of New York, the courts of the United States of America in New York, and appellate courts from any thereof.

     16. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY
TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. EACH PARTY HERETO ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        THE WELLCARE MANAGEMENT GROUP, INC.



                                        By:  _____________________________
                                        Name:
                                        Title:


                                        WELLCARE OF NEW YORK, INC.



                                        By:  _____________________________
                                        Name:
                                        Title:

                                        GARFUNKEL, WILD & TRAVIS, P.C.,
                                        as counsel to Healthcare Association of New York State and Northern Metropolitan Hospital Association, on behalf of the Hospitals listed on Schedule "A" annexed hereto



                                        By:  _____________________________
                                        Name:     Fredrick I. Miller
                                        Title:    A Member of the Firm



                                        THE MEDICAL  SOCIETY OF THE STATE OF NEW
                                        YORK, on behalf of the Providers listed on Schedule "B" annexed hereto



                                        By:  _____________________________
                                        Name:
                                        Title:


                                        UNITED STATES TRUST COMPANY OF NEW YORK



                                        By:_______________________________
                                        Name:
                                        Title:

                                        114 West 47th Street
                                        New York, New York 10036
                                        Additional Details for Bank Notice:

                                                                    SCHEDULE "E"

                                                                    SCHEDULE "F"

                     UNITED STATES TRUST COMPANY OF NEW YORK

                           WELLCARE COLLATERAL ACCOUNT



Escrow Agent

     Annual Administration Fee               $10,000



Extraordinary Services:


Extraordinary services or those not specifically contemplated within the foregoing proposal may be subject to additional charges.



PST/pg
(rev:kk)